UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2017

AMERICAN PARAMOUNT GOLD CORP.
  (Exact name of registrant as specified in its charter)

Nevada	333-138148	20-5243308
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1878 Camino Verde Lane, Las Vegas, NV		89119
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (855) 462-8882

N/A
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTOR OR CERTAIN OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;

On December 22, 2017, the Board of Directors appointed Robert D Kay to a seat on the Board of Directors.

Mr. Kay is a pioneer and a leader with over 15 years of experience in the medical marijuana industry.  He has played an integral role in consulting for and assisting in the start-up of over 20 MMAR Cannabis Cultivation companies. He founded and has operated a medical marijuana dispensary/compassion club for over 9 years. Mr. Kay has co-authored several peer reviewed articles relating to the benefits of medical marijuana.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PARAMOUNT GOLD CORP.

/s/ Ronald Loudoun
Ronald Loudoun
Director

December 22, 2017

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